                     FUND PARTICIPATION AGREEMENT AMENDMENT


This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated June 1999, as amended, between the Allmerica Financial Life and Annuity Insurance Company, and each of Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Variable Investment Fund ("Agreement") in the following manner:

The Agreement is amended to replace Exhibit B in its entirety by the revised Exhibit B, attached hereto.




IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of December 19, 2000.

                                          ALLMERICA FINANCIAL LIFE AND ANNUITY
                                          INSURANCE COMPANY

                                          By: /s/ Mark S. Hug

                                          Its: Chief Financial Officer

Attest:  /s/ Kathleen DeNicholas


                                          THE DREYFUS SOCIALLY RESPONSIBLE
                                          GROWTH FUND, INC.

                                          By: /s/ Steven F. Newman

                                          Its: Secretary

Attest: /s/ Judy Gubring


                                          DREYFUS VARIABLE INVESTMENT FUND

                                          By:/s/ Steven F. Newman

                                          Its: Assistant Secretayr


Attest: /s/ Judy Gubring


                                          DREYFUS INVESTMENT PORTFOLIOS

                                          By: /s/ Steven F. Newman

                                          Its: Secretary

Attest: /s/ Judy Gubring

                                   EXHIBIT B

                            CONTRACTS OF THE COMPANY


--------------------------  ------------------------------- -------------------------------- -------------------------------
                                      CONTRACT 1                      CONTRACT 2                       CONTRACT 3
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Kemper Gateway Elite            Kemper Gateway Custom            Kemper Gateway Advisor
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-9965                        333-10283                        333-63091

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3025-96                        A3026-96                         A3027-98
NUMBERS
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account KG of          Separate Account KGC of          Separate Account KG of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
                            Insurance and Annuity Company   Insurance and Annuity Company    Insurance and Annuity Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-7767                        811-7777                         811-7767

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS                  Dreyfus Investment Portfolios:  Dreyfus Investment Portfolios:   Dreyfus Investment Portfolios:

                            -  MidCap Stock                 -  MidCap Stock                  -  MidCap Stock
                               Portfolio                       Portfolio                        Portfolio

                            The Dreyfus Socially            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund, Inc.   Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                            CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      CONTRACT 4                      CONTRACT 5                       CONTRACT 6
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Kemper Gateway Plus             Kemper Gateway (TBD)             ValuePlus Assurance
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-81019                       333-90539                        333-93031

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3028-99                        A3030-99                         1036-99
NUMBERS
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account KG of          Separate Account KG of           FUVUL Separate Account  of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
                            Insurance and Annuity Company   Insurance and Annuity Company    Insurance and Annuity Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-7767                        811-7767                         811-09731


--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS                  Dreyfus Investment Portfolios:  Dreyfus Investment Portfolios:   Dreyfus Variable Investment
                                                                                             Fund:
                            -  MidCap Stock                 -  MidCap Stock                  -  Appreciation Portfolio
                               Portfolio                       Portfolio                     -  Quality Bond Portfolio

                            The Dreyfus Socially            The Dreyfus Socially             The Dreyfus Socially
                            Responsible Growth Fund, Inc.   Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                            CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      CONTRACT 7                      CONTRACT 8                       CONTRACT 9
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       PremierFocus                    PremierFocus                     First Union IVA
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            N                               N                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              Pending

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         1037-99                         1037-99                          A3029-99
NUMBERS
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            FR1 of Allmerica Financial      FQ1 of Allmerica Financial       Separate Account VA-K of
NAME/DATE ESTABLISHED       Life Insurance and Annuity      Life Insurance and Annuity       Allmerica Financial Life
                            Company                         Company                          Insurance and Annuity Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              811-6293


--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS                  The Dreyfus Socially            Dreyfus Variable Investment      Dreyfus Variable Investment
                            Responsible Growth Fund, Inc.   Fund:                            Fund:
                                                            -  Appreciation Portfolio        -  Appreciation Portfolio
                                                            -  Quality Bond Portfolio        -  Quality Bond Portfolio
                                                            -  Money Market Portfolio

                                                            The Dreyfus Socially             The Dreyfus Socially
                                                            Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                            CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                     CONTRACT 10                      CONTRACT 11                     CONTRACT 12
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       First Union Private Placement   First Union Private Placement    Kemper Gateway Incentive
                            Annuity                         Annuity
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            N                               N                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              333-46716

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3034-00                        A3034-00                         A3032-00
NUMBERS
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            UR1 of Allmerica Financial      UQ1 of Allmerica Financial       Separate Account KG
NAME/DATE ESTABLISHED       Life Insurance and Annuity      Life Insurance and Annuity
                            Company                         Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              811-7767

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS                  The Dreyfus Socially            Dreyfus Variable Investment      Dreyfus Investment Portfolios:
                            Responsible Growth Fund, Inc.   Fund:
                                                            -  Appreciation Portfolio        - MidCap Stock Portfolio
                                                            -  Quality Bond Portfolio

                                                            The Dreyfus Socially             The Dreyfus Socially
                                                            Responsible Growth Fund, Inc.    Responsible Growth Fund, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                            CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                     CONTRACT 11                      CONTRACT 12                     CONTRACT 13
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Kemper VUL 2000
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-90995

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         1033-99
NUMBERS
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account IMO
NAME/DATE ESTABLISHED
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-09529

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS                  Dreyfus Investment
                            Portfolios:
                            -  MidCap Stock Portfolio
--------------------------- ------------------------------- -------------------------------- -------------------------------